UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 3, 2024
THE TIMKEN COMPANY
(Exact name of registrant as specified in its charter)

Commission file number: 1-1169

Ohio		34-0577130
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

4500 Mount Pleasant Street NW
North Canton	Ohio	44720-5450
(Address of principal executive offices)		(Zip Code)

234.262.3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, without par value	TKR	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

At the 2024 Annual Meeting of Shareholders held on May 3, 2024, the shareholders of The Timken Company (the “Company”):

(1) elected the ten Directors set forth below to serve for a term of one year expiring at the annual meeting in 2025 (or until their respective successors are elected and qualified);

NOMINEES	FOR	WITHHOLD	BROKER NON-VOTES

Maria A. Crowe	60,132,607	1,560,777	3,517,740
Elizabeth Ann Harrell	60,736,274	957,110	3,517,740
Richard G. Kyle	61,040,859	652,525	3,517,740
Sarah C. Lauber	61,311,739	381,645	3,517,740
Christopher L. Mapes	49,677,834	12,015,550	3,517,740
James F. Palmer	61,159,067	534,317	3,517,740
Ajita G. Rajendra	59,862,074	1,831,310	3,517,740
Frank C. Sullivan	57,919,142	3,774,242	3,517,740
John M. Timken, Jr.	60,255,618	1,437,766	3,517,740
Ward J. Timken, Jr	60,735,510	957,874	3,517,740

(2) approved, on an advisory basis, the resolution set forth below regarding named executive officer compensation;

RESOLVED, that the compensation of the named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in the 2024 Proxy Statement, is hereby APPROVED.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
59,125,843	2,266,957	300,577	3,517,747

(3) ratified the appointment of Ernst & Young LLP as its independent auditor for the fiscal year ending December 31, 2024;

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
63,445,433	1,674,216	91,475	0

(4) approved the amendment and restatement of The Timken Company 2019 Equity and Incentive Compensation Plan; and

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
56,491,537	5,044,048	157,795	3,517,744

(5) did not approve a shareholder proposal requesting that The Timken Company adopt independently-verified short- and medium-term science-based greenhouse gas emissions reduction targets, inclusive of emissions from its full value chain, in order to achieve net-zero emissions by 2050 in line with the Paris Agreement’s goal of limiting global temperature rise to 1.5 degrees Celsius.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13,321,265	47,634,275	737,838	3,517,746

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMKEN COMPANY

By:	/s/ Hansal N. Patel
Hansal N. Patel
Vice President, General Counsel & Secretary
Date: May 6, 2024